Modern Capital Tactical Income Fund

Class A Shares: MCTOX
Class ADV Shares: MCTDX

Supplement Dated May 29, 2026

to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated July 29, 2025 as revised March 16, 2026

At a meeting held on May 20, 2026, the Board of Trustees (the “Board”) of Modern Capital Funds Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Modern Capital Tactical Income Fund (the “Modern Capital Fund”) and into a newly created series (the “Acquiring Fund”) of Trailmark Series Trust (the “Reorganization”).

Subject to approval by the Modern Capital Fund shareholders, the Reorganization will: (i) provide for the transfer of all of the assets of the Modern Capital Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the assumption of all of the liabilities of the Modern Capital Fund by the Acquiring Fund; and (iii) the distribution of the Acquiring Fund’s shares to shareholders in complete liquidation of the Modern Capital Fund. The Reorganization of the Modern Capital Fund is not expected to result in the recognition of a gain or loss by the Modern Capital Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If approved by shareholders, the Modern Capital Fund’s sole portfolio manager, Mr. Richard de Wet, is expected to continue to serve as the portfolio manager of the new Acquiring Fund. In addition, the investment objective and the principal investment strategies of the Acquiring Fund are the same as the principal investment strategies of the Modern Capital Fund.

A joint meeting of shareholders of the Modern Capital Fund is expected to be held during the third quarter of 2026. In advance of the meeting, shareholders of record will receive a combined Proxy Statement/Prospectus, which will contain additional information about the Reorganization, including but not limited to: a comparison of the Acquiring Fund and the Modern Capital Fund including fees and expenses (which are expected to be the same or lower), the terms of the Reorganization Agreement, the Board’s considerations in approving the Reorganization Agreement, the tax-free treatment of the Reorganization, the joint shareholder meeting voting instructions and the proxy.

This Supplement dated May 29, 2026, and the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated July 29, 2025 (as revised March 16, 2026), provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Statutory Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-773-3863.